Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	200 Quannapowitt Owner, LLC	Delaware
3	303 Third SPE LLC	Delaware
4	303 Third Street Developer LLC	Delaware
5	303 Third Street Venture I LLC	Delaware
6	303 Third Venture I SPE LLC	Delaware
7	340 Fremont Owners Association	California
8	777 Sixth Avenue Owner LLC	Delaware
9	88 Hillside Homeowners Association	California
10	9CO Block 7, Lot 1 Condominium Association, Inc.	Colorado
11	Alameda Block 9 LP	Delaware
12	Alban Towers LLC	District of Columbia
13	Archstone	Maryland
14	Archstone 101 West End Avenue GP LLC	Delaware
15	Archstone 101 West End Avenue LP	Delaware
16	Archstone 180 Montague GP LLC	Delaware
17	Archstone 180 Montague LP	Delaware
18	Archstone 5 Holdings LP	Delaware
19	Archstone 5 LLC	Delaware
20	Archstone 6 Holdings LP	Delaware
21	Archstone 6 LLC	Delaware
22	Archstone Alban Towers LLC	Delaware
23	Archstone Arlington Courthouse Plaza LLC	Delaware
24	Archstone Avenir GP LLC	Delaware
25	Archstone Avenir LP	Delaware
26	Archstone Camargue LLC	Delaware
27	Archstone Camargue Mezz LLC	Delaware
28	Archstone CCP LLC	Delaware
29	Archstone Columbia Crossing LLC	Delaware
30	Archstone Columbia Crossing Mezz LLC	Delaware
31	Archstone Communities LLC	Delaware
32	Archstone Concourse LLC	Delaware
33	Archstone Cronin's Landing LLC	Delaware
34	Archstone Crystal Place LLC	Delaware
35	Archstone Daggett Place LLC	Delaware
36	Archstone DC 3 Holdings LLC	Delaware
37	Archstone DC 5 Holdings LLC	Delaware
38	Archstone DC 6 Holdings LLC	Delaware
39	Archstone DC 7 Holdings LLC	Delaware
40	Archstone DC Holdings LLC	Delaware
41	Archstone DC Investments 3-I LP	Delaware
42	Archstone DC Investments 3-II LP	Delaware
43	Archstone DC Investments 5-I LP	Delaware
44	Archstone DC Investments 5-II LP	Delaware
45	Archstone DC Investments 6-I LP	Delaware
46	Archstone DC Investments 6-II LP	Delaware
47	Archstone DC Investments 7 LLC	Delaware
48	Archstone DC Master Holdings LLC	Delaware
49	Archstone DC Property Holdings LP	Delaware
50	Archstone Del Mar Heights GP LLC	Delaware
51	Archstone Del Mar Heights LP	Delaware

52	Archstone East 39th Street GP LLC	Delaware
53	Archstone East 39th Street Land LLC	Delaware
54	Archstone East 39th Street LP	Delaware
55	Archstone Gallery at Rosslyn LLC	Delaware
56	Archstone Gateway Place LLC	Delaware
57	Archstone HoldCo CM LLC	Delaware
58	Archstone Inc.	Maryland
59	Archstone Investments 7-I LP	Delaware
60	Archstone Investments 7-II LP	Delaware
61	Archstone Master Holdings GP LLC	Delaware
62	Archstone Master Holdings LLC	Delaware
63	Archstone Master Property Holdings GP, LLC	Delaware
64	Archstone Master Property Holdings LLC	Delaware
65	Archstone Multifamily Series I Trust	Maryland
66	Archstone Multifamily Series II LLC	Delaware
67	Archstone Multifamily Series III LLC	Delaware
68	Archstone Multifamily Series IV LLC	Delaware
69	Archstone Near Northeast LLC	Delaware
70	Archstone Northcreek LLC	Delaware
71	Archstone Oakwood Boston LLC	Delaware
72	Archstone Parallel Residual JV 2, LLC	Delaware
73	Archstone Parallel Residual JV, LLC	Delaware
74	Archstone Presidio View Member LLC	Delaware
75	Archstone Property Holdings GP LLC	Delaware
76	Archstone Property Holdings LLC	Delaware
77	Archstone Redmond Court LLC	Delaware
78	Archstone Residual JV, LLC	Delaware
79	Archstone Rincon Hill GP LLC	Delaware
80	Archstone Rincon Hill LP	Delaware
81	Archstone San Mateo Holdings LP	Delaware
82	Archstone Sausalito GP LLC	Delaware
83	Archstone Sausalito LP	Delaware
84	Archstone Smith Corporate Holdings LLC	Delaware
85	Archstone South Market GP LLC	Delaware
86	Archstone South Market LP	Delaware
87	Archstone South Market Mezz GP LLC	Delaware
88	Archstone South Market Mezz LP	Delaware
89	Archstone Texas Land Holdings LLC	Delaware
90	Archstone Trademark JV, LLC	Delaware
91	Archstone Westchester at Old Town GP LLC	Delaware
92	Archstone Westchester at Old Town LP	Delaware
93	Archstone-Smith Unitholder Services LLC	Delaware
94	Arrington Place Condominium Association	Washington
95	Artery Northampton Limited Partnership	Maryland
96	ASN Bellevue LLC	Delaware
97	ASN Dupont Circle LLC	Delaware
98	ASN Fairchase LLC	Delaware
99	ASN Fairchase Mezz LLC	Delaware
100	ASN Foundry LLC	Delaware
101	ASN Kendall Square LLC	Delaware
102	ASN Key West LLC	Delaware
103	ASN Lake Mendota Investments LLC	Delaware
104	ASN Monument Park LLC	Delaware
105	ASN Murray Hill LLC	Delaware
106	ASN Northgate, LLC	Delaware
107	ASN Park Essex LLC	Delaware

108	ASN Quarry Hills LLC	Delaware
109	ASN Redmond Park LLC	Delaware
110	ASN San Mateo GP LLC	Delaware
111	ASN San Mateo Holdings GP LLC	Delaware
112	ASN San Mateo LP	Delaware
113	ASN Santa Clara GP LLC	Delaware
114	ASN Santa Clara LP	Delaware
115	ASN Santa Clara Mezz GP LLC	Delaware
116	ASN Santa Clara Mezz LP	Delaware
117	ASN Santa Monica GP LLC	Delaware
118	ASN Santa Monica LP	Delaware
119	ASN Santa Monica Mezz GP LLC	Delaware
120	ASN Santa Monica Mezz LP	Delaware
121	ASN Seattle LLC	Delaware
122	ASN Watertown LLC	Delaware
123	ASN Westmont LLC	Delaware
124	ASN Wisconsin Place (Residential) LLC	Delaware
125	ASN Wisconsin Place (Retail) LLC	Delaware
126	Azure Mission Bay Owners Association	California
127	BEL-EQR II Limited Partnership	Illinois
128	BEL-EQR II, L.L.C.	Delaware
129	Brookside Place Associates, L.P.	California
130	Brookside Place G.P. Corp.	Delaware
131	Canyon Creek Village Associates, L.P.	California
132	Canyon Creek Village G.P. Corp.	Delaware
133	Carrollwood Place Limited Partnership	Texas
134	Cedar Crest General Partnership	Illinois
135	Charles River Park "D" Company	Massachusetts
136	Cobblestone Village Community Rentals, L.P.	California
137	Cobblestone Village G.P. Corp.	Delaware
138	Country Oaks Associates, L.P.	California
139	Country Oaks G.P. Corp.	Delaware
140	Country Ridge General Partnership	Illinois
141	CRICO of Fountain Place Limited Partnership	Minnesota
142	CRICO of Ocean Walk Limited Partnership	Florida
143	Crowntree Lee Vista, L.L.C.	Delaware
144	CRP Service Company, L.L.C.	Delaware
145	CRSI SPV 103, Inc.	Delaware
146	CRSI SPV 30130, Inc.	Delaware
147	CRSI SPV 30150, Inc.	Delaware
148	CRSI SPV 30197, Inc.	Delaware
149	Deerfield Associates, L.P.	California
150	Deerfield G.P. Corp.	Delaware
151	Duxford Insurance Company, LLC	Vermont
152	Duxford LLC	Delaware
153	EC-Belle Arts, L.L.C.	Delaware
154	EC-Mission Verde, LLC	Delaware
155	EC-Mission Verde, LP	Delaware
156	Edgewater Community Rentals, L.P.	California
157	Edgewater G.P. Corp.	Delaware
158	E-Lodge Associates Limited Partnership	Illinois
159	EQR - Briarwood Limited Partnership	California
160	EQR (1999) Master Limited Liability Company	Delaware
161	EQR (1999) Towers LLC	Delaware
162	EQR Chase Knolls Lender LLC	Delaware
163	EQR No. One Master Limited Partnership	Delaware

164	EQR No. Two Master Limited Partnership	Delaware
165	EQR Warwick, L.L.C.	Delaware
166	EQR/KB California RCI LLC	Delaware
167	EQR/Lincoln Fort Lewis Communities LLC	Delaware
168	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
169	EQR/Lincoln RCI Southeast LLC	Delaware
170	EQR-1250 Cherokee LLC	Delaware
171	EQR-12th & Massachusetts, LLC	Delaware
172	EQR-140 Riverside, LLC	Delaware
173	EQR-1500 Mass, LLC	Delaware
174	EQR-160 Riverside, LLC	Delaware
175	EQR-175 Kent Avenue A, LLC	Delaware
176	EQR-175 Kent Avenue B, LLC	Delaware
177	EQR-1776 Broadway LLC	Delaware
178	EQR-180 Riverside, LLC	Delaware
179	EQR-200 Quannapowitt Member LLC	Delaware
180	EQR-228 West 71st, LLC	Delaware
181	EQR-2300 Elliott, LLC	Delaware
182	EQR-2400 Residential, L.L.C.	Delaware
183	EQR-249 Third Street LLC	Delaware
184	EQR-250 Everett Member LLC	Delaware
185	EQR-2850 Kelvin GP LLC	Delaware
186	EQR-2850 Kelvin LP	Delaware
187	EQR-3 WPD Member LLC	Delaware
188	EQR-315 on A Apartments LLC	Delaware
189	EQR-320 Pine, LLC	Delaware
190	EQR-400 PAS, LLC	Delaware
191	EQR-401 Massachusetts, LLC	Delaware
192	EQR-41 West 86th, LLC	Delaware
193	EQR-4111 South Via Marina GP LLC	Delaware
194	EQR-4111 South Via Marina LP	Delaware
195	EQR-425 Massachusetts, LLC	Delaware
196	EQR-4th & Hill GP LLC	Delaware
197	EQR-4th & Hill LP	Delaware
198	EQR-50 West 77th, LLC	Delaware
199	EQR-600 Washington, L.L.C.	Delaware
200	EQR-655 Folsom GP LLC	Delaware
201	EQR-655 Folsom LP	Delaware
202	EQR-680 Berendo A LP	Delaware
203	EQR-680 Berendo GP A LLC	Delaware
204	EQR-680 Berendo GP LLC	Delaware
205	EQR-680 Berendo LP	Delaware
206	EQR-688 Berendo GP LLC	Delaware
207	EQR-688 Berendo LP	Delaware
208	EQR-71 Broadway, LLC	Delaware
209	EQR-77 Park Avenue LLC	Delaware
210	EQR-9th & W Member LLC	Delaware
211	EQR-Academy Village Limited Partnership	Delaware
212	EQR-Academy Village SPE, L.L.C.	Delaware
213	EQR-Acappella Pasadena GP, LLC	Delaware
214	EQR-Acappella Pasadena Limited Partnership	Delaware
215	EQR-Acheson Commons, LLC	Delaware
216	EQR-Acquisitions GP, LLC	Delaware
217	EQR-Acquisitions, LP	Delaware
218	EQR-Aerwave Holding LLC	Delaware
219	EQR-Alameda Block 9 EHC LLC	Delaware

220	EQR-Alameda Block 9 GP LLC	Delaware
221	EQR-Alameda Block 9 LP	Delaware
222	EQR-Alcyone Apartments, LLC	Delaware
223	EQR-Alexandria, L.L.C.	Delaware
224	EQR-Alloy Sunnyside Member LLC	Delaware
225	EQR-Apartment Holding Co., Inc.	New York
226	EQR-Apartment Holding LLC	Delaware
227	EQR-Arches Limited Partnership	Delaware
228	EQR-Arches, LLC	Delaware
229	EQR-Archstone TM Holder, LLC	Delaware
230	EQR-Arden Villas, L.L.C.	Delaware
231	EQR-ArtBHolder, L.L.C.	Delaware
232	EQR-ArtCapLoan, L.L.C.	Delaware
233	EQR-Artech Berkeley Limited Partnership	Delaware
234	EQR-Artisan on Second Limited Partnership	Delaware
235	EQR-Artisan on Second, LLC	Delaware
236	EQR-Avanti, L.L.C.	Delaware
237	EQR-Avanti, L.P.	Delaware
238	EQR-Azure Creek, LLC	Delaware
239	EQR-Back Bay Manor, LLC	Delaware
240	EQR-Barrington, L.L.C.	Delaware
241	EQR-Baxter LLC	Delaware
242	EQR-Bay Hill Conversion, LLC	Delaware
243	EQR-Bay Hill, LP	Delaware
244	EQR-Beatrice, LLC	Delaware
245	EQR-Bella Vista California GP, LLC	Delaware
246	EQR-Bella Vista California, LP	Delaware
247	EQR-Bella Vista, LLC	Delaware
248	EQR-Belle Fontaine Limited Partnership	Delaware
249	EQR-Belle Fontaine, LLC	Delaware
250	EQR-Bellevue Meadow, LLC	Delaware
251	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
252	EQR-Bilt Holding LLC	Delaware
253	EQR-Bond Partnership	Georgia
254	EQR-Bradley Park, L.L.C.	Delaware
255	EQR-Braintree, L.L.C.	Delaware
256	EQR-Breakwater Marina GP LLC	Delaware
257	EQR-Breakwater Marina LP	Delaware
258	EQR-Briarwood GP Limited Partnership	California
259	EQR-Briarwood GP, LLC	Delaware
260	EQR-Bridle Trails Member LLC	Delaware
261	EQR-Broadway Towers, LLC	Delaware
262	EQR-Broadway Towers, LP	Delaware
263	EQR-Brodie LLC	Delaware
264	EQR-Brookdale Village, L.L.C.	Delaware
265	EQR-C on Pico GP, LLC	Delaware
266	EQR-C on Pico, LP	Delaware
267	EQR-Camber Holding LLC	Delaware
268	EQR-Cape House I, LLC	Delaware
269	EQR-Cape House I, LP	Delaware
270	EQR-Cape House II, LLC	Delaware
271	EQR-Carmel Terrace Vistas, Inc.	Illinois
272	EQR-Cascade II, LLC	Delaware
273	EQR-Cascade, LLC	Delaware
274	EQR-Cedar Ridge GP, L.L.C.	Delaware
275	EQR-Cedar Ridge Limited Partnership	Illinois

276	EQR-Centennial Court, L.L.C.	Delaware
277	EQR-Centennial Tower, L.L.C.	Delaware
278	EQR-Chase, LLC	Delaware
279	EQR-Chelsea Square GP Limited Partnership	Washington
280	EQR-Chelsea Square Limited Partnership	Washington
281	EQR-Chelsea, LLC	Delaware
282	EQR-Chickasaw Crossing, Inc.	Illinois
283	EQR-Chickasaw Crossing, L.L.C.	Delaware
284	EQR-Chinatown Gateway LP	Delaware
285	EQR-Chinatown Gateway, L.L.C.	Delaware
286	EQR-Chloe LLC	Delaware
287	EQR-Church Corner, L.L.C.	Delaware
288	EQR-City Pointe Limited Partnership	Delaware
289	EQR-City Pointe, LLC	Delaware
290	EQR-Clarendon, LLC	Delaware
291	EQR-Cliffwalk, LLC	Delaware
292	EQR-Coachman Trails, L.L.C.	Delaware
293	EQR-Cupertino GP LLC	Delaware
294	EQR-Cupertino LP	Delaware
295	EQR-Dalton LLC	Delaware
296	EQR-Dartmouth Woods General Partnership	Illinois
297	EQR-Deep Ellum GP LLC	Delaware
298	EQR-Deep Ellum LP	Delaware
299	EQR-Deerfield GP LLC	Delaware
300	EQR-Deerwood Vistas, Inc.	Illinois
301	EQR-Del Lago Vistas, Inc.	Illinois
302	EQR-Del Mar Ridge GP, LLC	Delaware
303	EQR-Del Mar Ridge, LP	Delaware
304	EQR-District Holding, LLC	Delaware
305	EQR-Doral Financing Limited Partnership	Illinois
306	EQR-Dulles, LLC	Delaware
307	EQR-Dupont Corcoran, LLC	Delaware
308	EQR-East 27th Street Apartments, LLC	Delaware
309	EQR-Edgemoor LLC	Delaware
310	EQR-Eleve GP, LLC	Delaware
311	EQR-Eleve, LP	Delaware
312	EQR-Elise Holding LLC	Delaware
313	EQR-Emerald Place Financing Limited Partnership	Illinois
314	EQR-Emeryville GP LLC	Delaware
315	EQR-Emeryville LP	Delaware
316	EQR-Encore Limited Partnership	Delaware
317	EQR-Encore, LLC	Delaware
318	EQR-Ennis Member LLC	Delaware
319	EQR-Enterprise Holdings, LLC	Delaware
320	EQR-EOI Financing Limited Partnership	Illinois
321	EQR-Essex Place Financing Limited Partnership	Illinois
322	EQR-EWR Holding, LP	Delaware
323	EQR-Exchange, LLC	Delaware
324	EQR-Eye Street, LLC	Delaware
325	EQR-Fairfax Corner, L.L.C.	Delaware
326	EQR-Fairfax Ridge LLC	Delaware
327	EQR-Fairfield Member LLC	Delaware
328	EQR-Fairfield, L.L.C.	Delaware
329	EQR-Fancap 2000A Limited Partnership	Illinois
330	EQR-Fancap 2000A, L.L.C.	Delaware
331	EQR-Fankey 2004 Limited Partnership	Illinois

332	EQR-Fankey 2004, L.L.C.	Delaware
333	EQR-Fanwell 2007 GP, LLC	Delaware
334	EQR-Fanwell 2007 Limited Partnership	Delaware
335	EQR-Fifth Wall LLC	Delaware
336	EQR-Fine Arts Berkeley Limited Partnership	Delaware
337	EQR-Fitzsimons LLC	Delaware
338	EQR-Flatlands, L.L.C.	Delaware
339	EQR-Flora GP LLC	Delaware
340	EQR-Flora LP	Delaware
341	EQR-Foundry Member, LLC	Delaware
342	EQR-Fremont GP LLC	Delaware
343	EQR-Fremont LP	Delaware
344	EQR-Fresca 2009 GP, LLC	Delaware
345	EQR-Fresca 2009 Limited Partnership	Delaware
346	EQR-FW II Holding LLC	Delaware
347	EQR-FW III ES Holding LLC	Delaware
348	EQR-FW III LS Holding LLC	Delaware
349	EQR-FWCT Holding LLC	Delaware
350	EQR-FWCT Loop Holding LLC	Delaware
351	EQR-Gaia Berkeley Limited Partnership	Delaware
352	EQR-Gateway at Malden Center, LLC	Delaware
353	EQR-Girard LLC	Delaware
354	EQR-GLO Apartments Limited Partnership	Delaware
355	EQR-GLO Apartments, LLC	Delaware
356	EQR-GLO Low Income Limited Partnership	Delaware
357	EQR-Governor's Place Financing Limited Partnership	Illinois
358	EQR-Gowanus Development LLC	Delaware
359	EQR-Hampshire Place Conversion, LLC	Delaware
360	EQR-Hampshire Place, LP	Delaware
361	EQR-Harbor Steps Member, L.L.C.	Delaware
362	EQR-Harbor Steps, L.L.C.	Delaware
363	EQR-Heights on Capitol Hill LLC	Delaware
364	EQR-Heritage Ridge, L.L.C.	Delaware
365	EQR-Heritage Ridge, L.P.	Delaware
366	EQR-HHC 1&2 GP, LLC	Delaware
367	EQR-HHC 1&2, LP	Delaware
368	EQR-Highlands, LLC	Delaware
369	EQR-Hikari Apartments, LP	California
370	EQR-Hikari GP, LLC	Delaware
371	EQR-Hikari Landlord, LP	California
372	EQR-Hikari Low-Income, LP	Delaware
373	EQR-Hillside II GP LLC	Delaware
374	EQR-Hillside II LP	Delaware
375	EQR-Hillside Limited Partnership	Delaware
376	EQR-Hillside, LLC	Delaware
377	EQR-Holding, LLC	Delaware
378	EQR-Holding, LLC2	Delaware
379	EQR-Hudson Crossing, LLC	Delaware
380	EQR-Hudson Pointe, L.L.C.	Delaware
381	EQR-Huxley GP LLC	Delaware
382	EQR-Huxley LP	Delaware
383	EQR-Hyattsville, LLC	Delaware
384	EQR-Ivory Wood, L.L.C.	Delaware
385	EQR-Joyce on Pentagon Row, LLC	Delaware
386	EQR-Juniper Sandy Springs LLC	Delaware
387	EQR-Kelvin Court, LLC	Delaware

388	EQR-Kenwood Mews GP LLC	Delaware
389	EQR-Kenwood Mews LP	Delaware
390	EQR-Kilby GP LLC	Delaware
391	EQR-Kilby LP	Delaware
392	EQR-La Terrazza at Colma Station GP, LLC	Delaware
393	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
394	EQR-Lane LLC	Delaware
395	EQR-Ledges LLC	Delaware
396	EQR-Legacy Holdings JV Member, LLC	Delaware
397	EQR-Lessen Holding LLC	Delaware
398	EQR-LEX A LP	Delaware
399	EQR-LEX B LP	Delaware
400	EQR-LEX C LP	Delaware
401	EQR-LEX D LP	Delaware
402	EQR-LEX GP A LLC	Delaware
403	EQR-LEX GP B LLC	Delaware
404	EQR-LEX GP C LLC	Delaware
405	EQR-LEX GP D LLC	Delaware
406	EQR-LEX GP LLC	Delaware
407	EQR-LEX LP	Delaware
408	EQR-Lexford Lender, L.L.C.	Delaware
409	EQR-Liberty Tower, LLC	Delaware
410	EQR-Lincoln Braintree, L.L.C.	Delaware
411	EQR-Lincoln Fairfax, L.L.C.	Delaware
412	EQR-Lincoln Laguna Clara L.P.	Delaware
413	EQR-Lincoln Santa Clara L.L.C.	Delaware
414	EQR-Lindley Limited Partnership	Delaware
415	EQR-Lindley, LLC	Delaware
416	EQR-Lodge (OK) GP Limited Partnership	Illinois
417	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
418	EQR-Luna Upper Westside LLC	Delaware
419	EQR-Madison & Henry, L.L.C.	Delaware
420	EQR-Madison LLC	Delaware
421	EQR-Madox LLC	Delaware
422	EQR-Mantena, LLC	Delaware
423	EQR-Mara GP LLC	Delaware
424	EQR-Mara LP	Delaware
425	EQR-Marina Bay, L.L.C.	Delaware
426	EQR-Marina Del Rey-I GP LLC	Delaware
427	EQR-Marina Del Rey-I Limited Partnership	Delaware
428	EQR-Marina Del Rey-II GP LLC	Delaware
429	EQR-Marina Del Rey-II Limited Partnership	Delaware
430	EQR-Mark on 8th LLC	Delaware
431	EQR-Mark on 8th Mezz LLC	Delaware
432	EQR-Market Street Landing, LLC	Delaware
433	EQR-Market Village Conversion, LLC	Delaware
434	EQR-Market Village, LP	Delaware
435	EQR-Marshfield Commerce Way Member LLC	Delaware
436	EQR-MET CA Financing Limited Partnership	Illinois
437	EQR-Metro on First LLC	Delaware
438	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
439	EQR-Midnight Rodeo Member LLC	Delaware
440	EQR-Mill Creek, L.L.C.	Delaware
441	EQR-Millikan Avenue GP, LLC	Delaware
442	EQR-Millikan Avenue, LP	Delaware
443	EQR-Milo LLC	Delaware

444	EQR-Mission Bay Block 13 Limited Partnership	Delaware
445	EQR-Mission Bay Block 13, LLC	Delaware
446	EQR-Missouri, L.L.C.	Delaware
447	EQR-MLP 1, L.L.C.	Delaware
448	EQR-MLP 2, L.L.C.	Delaware
449	EQR-Moda, LLC	Delaware
450	EQR-Montclair Reserve, LLC	Delaware
451	EQR-Montclair, LLC	Delaware
452	EQR-Montierra GP LLC	Delaware
453	EQR-Montierra LP	Delaware
454	EQR-Mountain View GP LLC	Delaware
455	EQR-Mountain View LP	Delaware
456	EQR-MR McCaslin Riverhill, LLC	Texas
457	EQR-Navitas III LLC	Delaware
458	EQR-Navitas LLC	Delaware
459	EQR-NEW LLC	Delaware
460	EQR-NEW LLC3	Maryland
461	EQR-Next on Sixth GP LLC	Delaware
462	EQR-Next on Sixth LP	Delaware
463	EQR-Nine Mile LLC	Delaware
464	EQR-North Ninth II LLC	Delaware
465	EQR-North Ninth LLC	Delaware
466	EQR-North Pier, L.L.C.	Delaware
467	EQR-Northpark Limited Partnership	Delaware
468	EQR-Northpark, LLC	Delaware
469	EQR-Notch LLC	Delaware
470	EQR-Notch Mezz LLC	Delaware
471	EQR-Oak Park Limited Partnership	Delaware
472	EQR-Old Town Lofts LLC	Delaware
473	EQR-Olivian at the Realm GP LLC	Delaware
474	EQR-Olivian at the Realm LP	Delaware
475	EQR-One Henry Adams GP LLC	Delaware
476	EQR-One Henry Adams LP	Delaware
477	EQR-Osprey LLC	Delaware
478	EQR-Pacific Place, LLC	Delaware
479	EQR-Pacific Place, LP	Delaware
480	EQR-Packard LLC	Delaware
481	EQR-Palm Harbor, L.L.C.	Delaware
482	EQR-Parallel Residual JV 2 Member, LLC	Delaware
483	EQR-Parc on Powell GP LLC	Delaware
484	EQR-Parc on Powell LP	Delaware
485	EQR-Parc Vue, L.L.C.	Delaware
486	EQR-Park Place I General Partnership	Illinois
487	EQR-Park Place II General Partnership	Illinois
488	EQR-Park West (CA) Vistas, Inc.	Illinois
489	EQR-Parkside Limited Partnership	Texas
490	EQR-Pearl LLC	Delaware
491	EQR-PEF 3 GP LLC	Delaware
492	EQR-PEF 3 Holding LP	Delaware
493	EQR-PEF 3 LLC	Delaware
494	EQR-PEF GP LLC	Delaware
495	EQR-PEF Holding LP	Delaware
496	EQR-PEF LLC	Delaware
497	EQR-Pegasus Apartments, LP	Delaware
498	EQR-Penman LLC	Delaware
499	EQR-Pershing, LLC	Delaware

500	EQR-Plantation Financing Limited Partnership	Illinois
501	EQR-Playa Del Rey GP LLC	Delaware
502	EQR-Playa Del Rey LP	Delaware
503	EQR-Prado GP LLC	Delaware
504	EQR-Prado LP	Delaware
505	EQR-Prime, L.L.C.	Delaware
506	EQR-Prospect Towers Phase II LLC	Delaware
507	EQR-QRS Highline Oaks, Inc.	Illinois
508	EQR-Radius Uptown LLC	Delaware
509	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
510	EQR-Ranch at Fossil Creek, L.P.	Texas
511	EQR-REBA Holding LLC	Delaware
512	EQR-Redmond Way Mezz LLC	Delaware
513	EQR-Redmond Way, LLC	Delaware
514	EQR-Regency Park, LLC	Delaware
515	EQR-Rehab Master GP, L.L.C.	Delaware
516	EQR-Rehab Master Limited Partnership	Delaware
517	EQR-Remy Member LLC	Delaware
518	EQR-Reserve at Burlington LLC	Delaware
519	EQR-Reserve at Eisenhower LLC	Delaware
520	EQR-Reserve Square Limited Partnership	Illinois
521	EQR-Residual JV Member, LLC	Delaware
522	EQR-Rianna, LLC	Delaware
523	EQR-Richmond Row LLC	Delaware
524	EQR-RID SP, L.L.C.	Delaware
525	EQR-Ridgewood Village GP LLC	Delaware
526	EQR-Ridgewood Village LP	Delaware
527	EQR-Riva Terra I GP LLC	Delaware
528	EQR-Riva Terra I LP	Delaware
529	EQR-Riva Terra II GP LLC	Delaware
530	EQR-Riva Terra II LP	Delaware
531	EQR-River Park Limited Partnership	Illinois
532	EQR-Rivercrest Member LLC	Delaware
533	EQR-Riverpark, LLC	Delaware
534	EQR-Rivington LLC	Delaware
535	EQR-Runwise Holding LLC	Delaware
536	EQR-Sakura Apartments, LP	California
537	EQR-Sakura GP, LLC	Delaware
538	EQR-Sakura Landlord, LP	California
539	EQR-Sakura Low-Income, LP	Delaware
540	EQR-Saxton LLC	Delaware
541	EQR-Seattle Member LLC	Delaware
542	EQR-Second and Pine II, LLC	Delaware
543	EQR-Second and Pine, LLC	Delaware
544	EQR-Shady Grove, LLC	Delaware
545	EQR-Siena Terrace, LP	Delaware
546	EQR-SightPlan Holding LLC	Delaware
547	EQR-Silver Spring Gateway Residential, LLC	Delaware
548	EQR-Silver Spring Gateway, LLC	Delaware
549	EQR-Silver Spring Residential Associates, LLC	Delaware
550	EQR-Skyhouse South LLC	Delaware
551	EQR-Skylark Limited Partnership	Delaware
552	EQR-Skyview GP, LLC	Delaware
553	EQR-Skyview, LP	Delaware
554	EQR-SLP II LLC	Delaware
555	EQR-SLP LLC	Delaware

556	EQR-Solana Beeler Park Member LLC	Delaware
557	EQR-Soma II GP LLC	Delaware
558	EQR-Soma II LP	Delaware
559	EQR-Sombra 2008 GP, LLC	Delaware
560	EQR-Sombra 2008 Limited Partnership	Delaware
561	EQR-South City Station GP LLC	Delaware
562	EQR-South City Station LP	Delaware
563	EQR-South Plainfield I, L.P.	Delaware
564	EQR-South Plainfield, L.L.C.	Delaware
565	EQR-Southwood GP Limited Partnership	California
566	EQR-Southwood Limited Partnership	California
567	EQR-Southwood LP I Limited Partnership	California
568	EQR-Southwood LP II Limited Partnership	California
569	EQR-Springline LLC	Delaware
570	EQR-Square One LLC	Delaware
571	EQR-Square One Member LLC	Delaware
572	EQR-St Johns GP LLC	Delaware
573	EQR-St Johns LP	Delaware
574	EQR-STOA GP LLC	Delaware
575	EQR-STOA LP	Delaware
576	EQR-Stonybrook, L.L.C.	Delaware
577	EQR-Summer Creek, L.L.C.	Delaware
578	EQR-Surrey Downs, LLC	Delaware
579	EQR-SWN Line Financing Limited Partnership	Illinois
580	EQR-Tallman, LLC	Delaware
581	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
582	EQR-Teresina Limited Partnership	Delaware
583	EQR-Teresina, LLC	Delaware
584	EQR-Terraces Limited Partnership	Delaware
585	EQR-Terraces, LLC	Delaware
586	EQR-The Cleo GP LLC	Delaware
587	EQR-The Cleo LP	Delaware
588	EQR-The Hesby LLC	Delaware
589	EQR-The Hesby LP	Delaware
590	EQR-The Oaks GP LLC	Delaware
591	EQR-The Oaks LP	Delaware
592	EQR-The Palms, L.L.C.	Delaware
593	EQR-The Ridge, L.L.C.	Delaware
594	EQR-Theo LLC	Delaware
595	EQR-Toscana Apartments, LP	Delaware
596	EQR-Touriel Berkeley Limited Partnership	Delaware
597	EQR-Town Square at Millbrook, LLC	Delaware
598	EQR-Townhouse Gardens, LLC	Delaware
599	EQR-Townhouse Gardens, LP	Delaware
600	EQR-Townhouse Plaza, LLC	Delaware
601	EQR-Townhouse Plaza, LP	Delaware
602	EQR-Troy LLC	Delaware
603	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
604	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
605	EQR-Uwajimaya Village, L.L.C.	Delaware
606	EQR-Valencia GP LLC	Delaware
607	EQR-Valencia Limited Partnership	Delaware
608	EQR-Valley Park South Financing Limited Partnership	Illinois
609	EQR-Vantage GP LLC	Delaware
610	EQR-Vantage LP	Delaware
611	EQR-Veloce, LLC	Delaware

612	EQR-Venn at Main A LLC	Delaware
613	EQR-Venn at Main B LLC	Delaware
614	EQR-Venn at Main LLC	Delaware
615	EQR-Versailles Limited Partnership	Delaware
616	EQR-Versailles, LLC	Delaware
617	EQR-Victor, L.L.C.	Delaware
618	EQR-Victor, L.P.	Delaware
619	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
620	EQR-Villa Solana Vistas, Inc.	Illinois
621	EQR-Village at Lakewood, LLC	Delaware
622	EQR-Vintage I, L.P.	Delaware
623	EQR-Vintage II, L.L.C.	Delaware
624	EQR-Virginia Square LLC	Delaware
625	EQR-Virginia, L.L.C.	Delaware
626	EQR-Vista del Lago, LLC	Delaware
627	EQR-Walden Park, LLC	Delaware
628	EQR-Waterfall, L.L.C.	Delaware
629	EQR-Watermarke I, LLC	Delaware
630	EQR-Watermarke II, LLC	Delaware
631	EQR-Waterside, L.L.C.	Delaware
632	EQR-Watson General Partnership	Illinois
633	EQR-Weaver GP LLC	Delaware
634	EQR-Weaver LP	Delaware
635	EQR-Wellfan 2008 GP, LLC	Delaware
636	EQR-Wellfan 2008 Limited Partnership	Delaware
637	EQR-Wellington Hill Financing Limited Partnership	Illinois
638	EQR-Wellington, L.L.C.	Delaware
639	EQR-West Coast Portfolio GP, LLC	Delaware
640	EQR-West Seattle, LLC	Delaware
641	EQR-Westerly GP LLC	Delaware
642	EQR-Westerly LP	Delaware
643	EQR-Westfield Village, L.L.C.	Delaware
644	EQR-Westside GP LLC	Delaware
645	EQR-Westside LP	Delaware
646	EQR-Woodland Park A Limited Partnership	Delaware
647	EQR-Woodland Park A, LLC	Delaware
648	EQR-Woodland Park B Limited Partnership	Delaware
649	EQR-Woodland Park B, LLC	Delaware
650	EQR-Woodland Park C Limited Partnership	Delaware
651	EQR-Woodland Park C, LLC	Delaware
652	EQR-Woodland Park Limited Partnership	Delaware
653	EQR-Woodland Park, LLC	Delaware
654	EQR-Woodleaf Apartments GP, LLC	Delaware
655	EQR-Woodleaf Apartments, LP	Delaware
656	EQR-WP Holding LLC	Delaware
657	EQR-Yorktowne Financing Limited Partnership	Illinois
658	EQR-Zephyr LLC	Delaware
659	Equity Corporate Housing, Inc.	Ohio
660	Equity Marina Bay Phase II, L.L.C.	Delaware
661	Equity Residential Foundation	Illinois
662	Equity Residential Management, L.L.C.	Delaware
663	Equity Residential Properties Management Corp.	Delaware
664	Equity Residential Properties Management Corp. II	Delaware
665	Equity Residential Properties Management Corp. Protective Trust II	Delaware
666	Equity Residential REIT Services II, Inc.	Delaware
667	Equity Residential REIT Services Inc.	Delaware

668	Equity Residential Services II, LLC	Illinois
669	Equity Residential Services, L.L.C.	Delaware
670	Equity-Lodge Venture Limited Partnership	Illinois
671	Equity-Tasman Apartments LLC	Delaware
672	ERP Holding Co., Inc.	Delaware
673	ERP Operating Limited Partnership	Illinois
674	ERP-New England Program, L.L.C.	Delaware
675	ERP-QRS Arbors, Inc.	Illinois
676	ERP-QRS BS, Inc.	Illinois
677	ERP-QRS Cedar Ridge, Inc.	Illinois
678	ERP-QRS Country Club I, Inc.	Illinois
679	ERP-QRS Country Club II, Inc.	Illinois
680	ERP-QRS Country Ridge, Inc.	Illinois
681	ERP-QRS CPRT II, Inc.	Illinois
682	ERP-QRS Essex Place, Inc.	Illinois
683	ERP-QRS Fairfield, Inc.	Illinois
684	ERP-QRS Flatlands, Inc.	Illinois
685	ERP-QRS Georgian Woods Annex, Inc.	Illinois
686	ERP-QRS Glenlake Club, Inc.	Illinois
687	ERP-QRS Grove L.P., Inc.	Illinois
688	ERP-QRS Lincoln, Inc.	Delaware
689	ERP-QRS Lodge (OK), Inc.	Illinois
690	ERP-QRS Magnum, Inc.	Illinois
691	ERP-QRS MET CA, Inc.	Illinois
692	ERP-QRS Northampton I, Inc.	Illinois
693	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
694	ERP-QRS SWN Line, Inc.	Illinois
695	ERP-QRS Towne Centre III, Inc.	Illinois
696	ERP-QRS Towne Centre IV, Inc.	Illinois
697	ERP-Southeast Properties, L.L.C.	Georgia
698	ET 400 PAS, LLC	Delaware
699	Evans Withycombe Finance Partnership, L.P.	Delaware
700	Evans Withycombe Residential, L.P.	Delaware
701	Feather River Community Rentals, L.P.	California
702	Feather River G.P. Corp.	Delaware
703	Florida Partners G.P.	Illinois
704	Fort Lewis SPE, Inc.	Delaware
705	Geary Courtyard Associates	California
706	Georgian Woods Annex Associates	Maryland
707	Governor's Green I Trust	Delaware
708	Governor's Green II Trust	Delaware
709	Governor's Green III Trust	Delaware
710	GPT-929 House, LLC	Delaware
711	GPT-Abington Land, LLC	Delaware
712	Grove Operating, L.P.	Delaware
713	Guilford Company, Inc.	Alabama
714	Hidden Lake Associates, L.P.	California
715	Hidden Lake G.P. Corp.	Delaware
716	Hunter's Glen General Partnership	Illinois
717	Kelvin Court Limited Partnership	Delaware
718	Lakeview Community Rentals, L.P.	California
719	Lakeview G.P. Corp.	Delaware
720	Lakewood Community Rentals G.P. Corp.	Delaware
721	Lakewood Community Rentals, L.P.	California
722	Lantern Cove Associates, L.P.	California
723	Lantern Cove G.P. Corp.	Delaware

724	Lawrence Downtown Holdings, LLC	Delaware
725	Lawrence Street Borrower, LLC	Delaware
726	Lawrence Street Partners, LLC	Delaware
727	Legacy Holdings JV, LLC	Delaware
728	Lenox Place Limited Partnership	Texas
729	Lexford Guilford, Inc.	Ohio
730	Lexford Partners, L.L.C.	Ohio
731	Lexford Properties, L.P.	Ohio
732	Linear Park, Inc.	California
733	Lofts 590 LLC	Delaware
734	Longview Place, LLC	Delaware
735	Mission Verde Condominium Homeowners Association	California
736	ML Tennessee Apartments LP	Georgia
737	Mozaic Loan Acquisition, LP	Delaware
738	Multifamily Portfolio LP Limited Partnership	Delaware
739	Multifamily Portfolio Partners, Inc.	Delaware
740	North Pier L.L.C.	Delaware
741	OEC Holdings LLC	Delaware
742	Old Redwoods LLC	Delaware
743	One Henry Adams Owners Association	California
744	PC21 Investments, Inc.	Delaware
745	Potrero 1010 Owners Association	California
746	Prince George's Metro Apartments, LLC	Delaware
747	Purcel Woodward and Ames, L.L.C.	New York
748	QRS-Arboretum, Inc.	Illinois
749	QRS-ArtCapLoan, Inc.	Illinois
750	QRS-Bond, Inc.	Illinois
751	QRS-Codelle, Inc.	Illinois
752	QRS-Connor, Inc.	Illinois
753	QRS-Emerald Place GP, Inc.	Delaware
754	QRS-Employer, Inc.	Delaware
755	QRS-Fancap 2000A, Inc.	Illinois
756	QRS-Greentree I, Inc.	Illinois
757	QRS-LLC, Inc.	Illinois
758	QRS-Marks A, Inc.	Illinois
759	QRS-Marks B, Inc.	Illinois
760	QRS-RWE, Inc.	Texas
761	QRS-Scarborough, Inc.	Illinois
762	QRS-Siena Terrace, Inc.	Illinois
763	QRS-Summit Center, Inc.	Illinois
764	QRS-Towers at Portside, Inc.	Illinois
765	QRS-Warwick, Inc.	Illinois
766	QRS-Waterfall, Inc.	Illinois
767	Quannapowitt Holdings, LLC	Delaware
768	Quannapowitt Sponsor, LLC	Delaware
769	Redwood Shores Owners Association	California
770	Residential Insurance Agency, LLC	Delaware
771	Riverpark Redmond Condominium Association	Washington
772	Rosehill Pointe General Partnership	Illinois
773	Schooner Bay I Associates, L.P.	California
774	Schooner Bay I G.P. Corp.	Delaware
775	Schooner Bay II Associates, L.P.	California
776	Schooner Bay II G.P. Corp.	Delaware
777	Second and Pine Owners Association	Washington
778	Second Country Club Associates Limited Partnership	Maryland
779	Sheffield Apartments, L.L.C.	Virginia

780	Smith Property Holdings 4411 Connecticut LLC	Delaware
781	Smith Property Holdings Alban Towers LLC	Delaware
782	Smith Property Holdings Columbia Road LP	Delaware
783	Smith Property Holdings Six (D.C.) LP	Delaware
784	Smith Property Holdings Three (D.C.) LP	Delaware
785	Smith Property Holdings Three LP	Delaware
786	Smith Property Holdings Van Ness LP	Delaware
787	Smith Property Holdings Water Park Towers LLC	Delaware
788	Smith Property Holdings Wilson LLC	Delaware
789	Smith Realty Company	Delaware
790	Songbird General Partnership	Illinois
791	South Shore Associates, L.P.	California
792	South Shore G.P. Corp.	Delaware
793	Sunny Oak Village General Partnership	Illinois
794	The Cleo Homeowners' Association	California
795	The Crossings Associates	Florida
796	The Gates of Redmond, L.L.C.	Washington
797	The Landings Holding Company, L.L.C.	New Jersey
798	The Landings Urban Renewal Company, L.L.C.	New Jersey
799	The Realm Master Condominium Community, Inc.	Texas
800	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
801	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
802	Vinings Club at Metrowest Limited Partnership	Texas
803	Vista Montana Park Homes LLC	Delaware
804	Wadlington Investments General Partnership	Illinois
805	Wadlington, Inc.	Illinois
806	Waterfield Square Associates, L.P.	California
807	Waterfield Square I G.P. Corp.	Delaware
808	Waterfield Square II G.P. Corp.	Delaware
809	Wellsford Warwick Corp.	Colorado
810	Westchester at Town Center (Borrower) GP LLC	Delaware
811	Westchester at Town Center (Borrower) LP	Delaware
812	Westchester at Town Center GP LLC	Delaware
813	Westchester at Town Center LP	Delaware
814	Western Hill Condominium Association	Washington
815	WHRP, Inc.	Maryland
816	Willow Creek Community Rentals, L.P.	California
817	Willow Creek G.P. Corp.	Delaware
818	Wisconsin Place Residential LLC	Delaware
819	Woodbine Properties	Missouri
820	WP Project Developer LLC	Delaware